UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 29, 2004

Aastrom Biosciences, Inc.

(Exact name of registrant as specified in charter)

Michigan	0-22025	94-3096597

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Frank Lloyd Wright Drive, P.O. Box 376, Ann Arbor Michigan		48106

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code    (734) 930-5555

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

Exhibit
No.	Description
99.1	Press Release dated April 29, 2004

Item 12. Results of Operations and Financial Condition

On April 29, 2004, we issued a press release announcing financial results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Pursuant to General Instruction B-6 of Form 8-K, this report and the exhibit are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this report and the exhibit be incorporated by reference into our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such future filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aastrom Biosciences, Inc.

Date: April 29, 2004	By:	/s/ Alan M. Wright

Senior Vice President, Administrative and Financial Operations, CFO

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated April 29, 2004